EXHIBIT 10.118

                                                           as of October 8, 2003

BXG Receivables Note Trust 2001-A
c/o Wilmington Trust Company
Rodney Square North
1100 N. Market Street
Wilmington, DE 19890

            Re:   Asset Backed Notes, Series 2001-A

Ladies and Gentlemen:

            Reference is made to (i) that certain Amended and Restated Note Purchase Agreement (the "Note Purchase Agreement"), dated as of April 17, 2002, by and among BXG Receivables Note Trust 2001-A, as Issuer (the "Issuer"), Bluegreen Receivables Finance Corporation V, as Depositor (the "Depositor"), Bluegreen Corporation, as Seller and Servicer ("Bluegreen"), the Purchasers party thereto and the undersigned Resort Finance LLC (as successor to ING Capital LLC), as Agent ("RFL"), relating to your Asset Backed Notes, Series 2001-A, and (ii) that certain Amended and Restated Indenture (the "Indenture"), dated as of April 17, 2002, by and among the Issuer and U.S. Bank National Association (formerly known as U.S. Bank Trust National Association), as Indenture Trustee (the "Indenture Trustee"). Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Note Purchase Agreement, the Indenture or the Amended and Restated Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of April 17, 2002, by and among the Depositor, the Issuer, Bluegreen, Concord Servicing Corporation, as Backup Servicer and the Indenture Trustee.

            1. Pursuant to Section 2.2(d) of the Note Purchase Agreement, you are hereby notified that each Purchaser has agreed and by execution hereof, confirms such agreement, to extend the Commitment Expiration Date from September 30, 2003 to March 31, 2004.

            2. Notwithstanding the definition of "Funding Rate" in the Note Purchase Agreement, except when and to the extent that an Amortization Event
(NPA) shall have occurred and be continuing, the "Funding Rate" under the Note Purchase Agreement shall be one-month LIBOR. To the extent that an Amortization Event (NPA) shall have occurred and is continuing, the "Funding Rate" shall be as specified in the Note Purchase Agreement.

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            3. Notwithstanding the definition of "Facility Limit" in the Sale and Servicing Agreement, pursuant to the definition of "Facility Limit" therein, RFL, as Agent, hereby notifies you that the Facility Limit is $100,000,000 and the Commitments of the Purchasers under the Note Purchase Agreements is hereby increased to $100,000,000 accordingly.

            4. On each Payment Date after the execution of this letter agreement, the Issuer will be required to pay to the Agent (A) until the Facility Termination Date, a program fee ("Program Fee") equal to the product of the Facility Limit and 1/12 of 0.25%, and (B) a utilization fee ("Utilization Fee") equal to the product of (i) the product of (x) a fraction, the numerator of which is 2.00% and the denominator of which is 360 and (y) the number of days elapsed since the Payment Date immediately preceding such Payment Date and (ii) the average daily Note Principal Balance for the period from the Payment Date immediately preceding such Payment Date to the day prior to such Payment Date. The Program Fees and Utilization Fees shall be paid pursuant to Section 3.2 of the Sale and Servicing Agreement. The Issuer is hereby notified that this letter agreement shall constitute the "Fee Letter" for purposes of Section 2.3(a) of the Note Purchase Agreement, this letter agreement supersedes the Fee Letter dated as of April 17, 2002 from ING Capital LLC to the Issuer in its entirety and this letter agreement shall constitute a Related Document for all purposes of the Indenture and the Note Purchase Agreement, and that the failure to pay the Fees set forth in this letter agreement shall constitute an Amortization Event for purposes of Section 5.1 of the Indenture.

            5. Other than as specified in the paragraphs above, all other terms of the Note Purchase Agreement and other Transaction Documents shall continue in full force and effect.

            6. This letter agreement shall be governed by the laws of the State of New York.

            Please signify your agreement to and acceptance of the foregoing by executing this letter agreement in the space provided below.

                                         Very truly yours,

                                         RESORT FINANCE LLC,
                                          as Agent and Purchaser


                                         By: /S/ THOMAS A. PERROTT
                                             -----------------------
                                             Name: THOMAS A. PERROTT
                                             Title: VICE PRESIDENT


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Agreed to and accepted as
of the date first above written:

BXG RECEIVABLES NOTE TRUST 2001-A

By: Wilmington Trust Company,
    not in its individual capacity, but solely as Owner Trustee


    By: /S/ JEANNE OLLER
        ---------------------------------
        Name: JEANNE M. OLLER
        Title: FINANCIAL SERVICES OFFICER

BLUEGREEN CORPORATION, as Seller and Servicer


By: /S/ ALLAN J. HERZ
    ---------------------------
    Name: ALLAN J. HERZ
    Title: VICE PRESIDENT

Bluegreen Receivables Finance Corporation V, as Depositor


By: /S/ ALLAN J. HERZ
    ---------------------------
    Name: ALLAN J. HERZ
    Title: PRESIDENT & SECRETARY

cc:   U.S. Bank Trust National Association


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